                                                                   EXHIBIT 10.33


AMGEN                                AMENDED AND RESTATED AGREEMENT NO. 20010240
--------------------------------------------------------------------------------

This Amended and Restated Agreement ("Agreement") between Amgen USA Inc., One Amgen Center Drive, Thousand Oaks, California 91320 ("Amgen") and Renal Care Group, 2100 West End Avenue, Suite 800, Nashville TN 37203 ("RCG"), sets forth the terms and conditions for the purchase of EPOGEN(R) (Epoetin alfa) by RCG, exclusively for the treatment of dialysis patients.

        WHEREAS, Amgen and RCG entered into Agreement #20010240 effective January 1, 2002, and;

        WHEREAS, the parties now wish to amend and restate Agreement #20010240 to extend the term for an additional year, restate the terms and conditions to accommodate the additional year, and incorporate additional incentive provisions covered under Agreement #20010240;

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations and warranties set forth herein, the parties agree as follows:

1. TERM OF AGREEMENT. The "Term" of this Agreement shall be defined as January 1, 2002 ("Commencement Date") through December 31, 2003 ("Termination Date").

2. DIALYSIS CENTER AFFILIATES. RCG must provide Amgen with a complete list of its dialysis center affiliates ("Affiliates") on or before the date this Agreement is executed by RCG. Only those Affiliates approved by Amgen and referenced in Appendix B hereto will be eligible to participate under this Agreement. Modifications to the dialysis center Affiliates included in Appendix B may be made pursuant to the request of RCG's corporate headquarters and are subject to approval and acknowledgment by Amgen in writing. Notification of proposed changes to the list of Affiliates must be provided by RCG to Amgen in writing at least thirty (30) days before the effective date of the proposed change. Amgen reserves the right to accept, reject, or immediately terminate any Affiliates with regard to participation in this Agreement, if Amgen reasonably determines that such Affiliate is not properly classified as a freestanding dialysis center or * or if Amgen determines such Affiliate is a party to another * for Epogen(R) with Amgen.

3. OWN USE. RCG hereby certifies that EPOGEN(R) purchased hereunder shall be for RCG's "own use", for the exclusive treatment of dialysis patients.

4. AUTHORIZED WHOLESALERS. On or before the date RCG executes this Agreement, RCG must provide Amgen with a complete list of its current wholesalers, from which RCG intends to purchase EPOGEN(R). Wholesalers so designated by RCG and approved by Amgen will be deemed "Authorized Wholesalers" for the purposes of this Agreement. A current listing of RCG's Authorized Wholesalers is included in Appendix C. Notification of proposed changes to the list of Authorized Wholesalers must be provided to Amgen in writing at least thirty (30) days before the effective date of the proposed change. Amgen reserves the right to accept, reject, or immediately terminate any wholesaler with regard to participation in this Agreement. In the event Amgen terminates any Authorized Wholesaler from which RCG is purchasing EPOGEN(R), Amgen will work with RCG to identify other possible Authorized Wholesalers from which RCG may purchase EPOGEN(R). In the event that RCG is unable to identify another Authorized Wholesaler from which RCG may purchase EPOGEN(R), and subject to receipt and approval of an *. RCG agrees to require all Authorized Wholesalers to submit product sales information directly to Amgen and to a third-party sales reporting organization designated by Amgen.

        * Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.



AMENDED AND RESTATED AGREEMENT NO. 20010240                         Ver. 7/25/02

--------------------------------------------------------------------------------

5. QUALIFIED PURCHASES. Only EPOGEN(R) purchased under this Agreement by RCG through *.

6. COMMITMENT TO PURCHASE. RCG agrees to purchase EPOGEN(R) for all of its dialysis use requirements for recombinant human erythropoietin. RCG may purchase another brand of recombinant human erythropoietin for its dialysis use requirements only for the time, and only to the extent, that Amgen has notified RCG's corporate headquarters in writing that Amgen cannot supply EPOGEN(R) within and for the time period reasonably required by RCG.

7. CONFIDENTIALITY. Both Amgen and RCG agree that this Agreement represents and contains confidential information which shall not be disclosed to any third party, or otherwise made public, without prior written authorization of the other party, except where such disclosure is contemplated hereunder or required by law, and then only upon prior written notification to the other party.

8. DISCOUNTS. RCG may qualify for discounts and incentives in accordance with the schedules and terms set forth in Appendix A. Discounts in arrears will be paid in the form of a check payable to RCG's corporate headquarters. Discounts in arrears will be calculated in accordance with Amgen's discount calculation policies based on * using the * in effect as of the date of purchase as the calculation price, except as otherwise provided hereunder. Upon vesting of all earned discounts, Amgen will use its best efforts to make such discounts available within * after receipt by Amgen of data, in a form reasonably acceptable to Amgen, detailing all * during the applicable period. Discount amounts, as calculated by Amgen, must * for the applicable period to qualify. Subject to the section entitled "Breach of Agreement", in the event that Amgen is notified in writing that RCG and/or any Affiliates are acquired by another entity or a change of control otherwise occurs with respect to RCG or an Affiliate, any discounts which may have been earned hereunder shall be paid in the form of a check payable to RCG's or the Affiliate's corporate headquarters subject to the conditions described herein. If any Affiliates are added to or deleted from this Agreement during any of the periods used for comparison, for any of the discounts paid in arrears contained herein, Amgen reserves the right in its sole and reasonable discretion to appropriately adjust RCG's discounts for the relevant periods, by including or excluding any purchases made by those Affiliates during any of those periods.

9. TREATMENT OF DISCOUNTS. RCG agrees that it will properly disclose and account for any discount or other reduction in price earned hereunder, in whatever form, (i.e. pricing, discount, or incentive) in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation, Section 1128B(b) of the Social Security Act and its implementing regulations. Section 1128B(b) requires that a provider of services will properly disclose and appropriately reflect the value of any discount or other reduction in price earned in the costs claimed or charges made by the provider under a federal health care program, as that term is defined in Section 1128B(f). RCG also agrees that it will (a) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (b) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or a state health care program, and (c) provide, upon request by the U.S. Department of Health and Human Services or a state agency or any other federally funded state health care program, the information furnished by Amgen concerning the amount or value of such discount. RCG's corporate headquarters agrees that it will advise all Affiliates, in writing, of any discount received by RCG's corporate headquarters hereunder with respect to purchases made by such Affiliates and that said Affiliates will account for any such discount in accordance with the above stated requirements.




        * Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.



AGREEMENT NO. 20010240                                              Ver. 7/25/02

--------------------------------------------------------------------------------

10. DATA COLLECTION. RCG agrees that all data to be provided to Amgen pursuant to this Agreement, shall be in a form that does not disclose the identity or name of any patient or other patient-identifying information such as address, telephone number, or social security number. RCG acknowledges that the data to be supplied to Amgen pursuant to this Agreement shall be used to support verification of the discounts and incentives referenced herein, as well as for Amgen-sponsored research concerning the role of EPOGEN(R) in improving treatment outcomes and quality of life of dialysis patients. RCG shall consistently use a unique alpha-numeric code (which shall not be the same as the patient's social security number) as a "case identifier" to track the care rendered to each individual patient over time, and such case identifier shall be included in the data provided to Amgen. The key or list matching patient identities to their unique case identifiers shall not be provided to Amgen personnel. In furtherance of Amgen research, RCG may agree from time to time to use its key to update the patient care data by linking it with information concerning health outcomes, quality of life, and other pertinent data that may become available to Amgen from other sources. Any such linking of data sources shall not provide the identity of any patient to Amgen. Amgen agrees that it will maintain data supplied under this Agreement in confidence and that it will not use such data to identify or contact any patient. No reports by Amgen concerning analyses of the data or the results of such research shall disclose the identity of any patient.

11. BREACH OF AGREEMENT. If either party materially breaches this Agreement, then the other party may terminate this Agreement for breach upon thirty
        (30) days' advance written notice. In addition, in the event that RCG materially breaches any provision of this Agreement, Amgen shall have no obligation to continue to offer the terms described herein or pay any further discounts to RCG.

12. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California and the parties hereby submit to the jurisdiction of the California courts, both state and federal.

13.     WARRANTIES. Each party represents and warrants to the other that this
        Agreement: (a) has been duly authorized, executed, and delivered by it,
        (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which it is a party or by which it may be bound. The party executing this Agreement on behalf of RCG specifically warrants and represents to Amgen that he is authorized to execute this Agreement on behalf of and has the power to bind RCG and the Affiliates to the terms set forth in this Agreement. The party executing this Agreement on behalf of Amgen specifically warrants and represents to RCG that he is authorized to execute this Agreement on behalf of and has the power to bind Amgen to the terms set forth in this Agreement.

14. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given or made when delivered in person or when sent to the other party by first class mail, nationally recognized overnight delivery service or other means of written communication at the respective party's current address or at such other address as the party shall have furnished to the other in accordance with this provision.

15. COMPLIANCE WITH HEALTH CARE PRICING AND PATIENT PRIVACY LEGISLATION AND STATUTES. (a) Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation that in any manner reforms, modifies, alters, restricts, or otherwise adversely affects the pricing of or reimbursement available for EPOGEN(R), Amgen may, in its sole discretion, upon thirty (30) days' notice (i) terminate this Agreement, or (ii) exclude any Affiliates from participating in this Agreement unless such Affiliate(s) certifies in writing that they are, or will be, exempt from the provisions thereunder. Additionally, in order to assure compliance with any existing federal, state or local statute, regulation or ordinance, Amgen reserves the right to exclude any Affiliates from the pricing, discount, and incentive provisions of this Agreement if, in the opinion of Amgen's legal counsel such exclusion is necessary to assure such compliance.

        (b) Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation relating to patient privacy of medical records that in any manner reforms, modifies, alters, restricts, or otherwise affects any of the data received or to be received in connection with any of the incentives


AGREEMENT NO. 20010240                                              Ver. 7/25/02

--------------------------------------------------------------------------------

        contemplated under this Agreement, either party may, in its discretion, upon thirty (30) days' notice, seek to modify this Agreement with respect to the affected incentive. RCG and Amgen shall meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change in law or regulation, with the intent to, if possible, retain the essential * structure of the affected incentive. If the parties, after reasonable time, are unable to agree upon a modification, Amgen shall be entitled to terminate the affected incentive upon thirty
        (30) days' notice, provided that if Amgen so terminates an incentive, RCG shall be entitled to terminate this Agreement upon thirty (30) days' notice.

16. FORCE MAJEURE. Neither party will be liable for delays in performance or nonperformance of this Agreement or any covenant contained herein if such delay or nonperformance is a result of Acts of God, civil or military authority, civil disobedience, epidemics, terrorism, war, failure of carriers to furnish transportation, strike, lockout or other labor disturbances, inability to obtain material or equipment, or any other cause of like or different nature beyond the control of such party.

17. MISCELLANEOUS. No modification of this Agreement will be effective unless made in writing and executed by a duly authorized representative of each party, except as otherwise provided hereunder. Neither party may assign this Agreement to a third party without the prior written consent of the other party. This Agreement may be executed in one or more counterparts, each of which is deemed to be an original but all of which taken together constitute one and the same agreement.

18. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties and supersedes all prior written or oral proposals, agreements, or commitments pertaining to the subject matter herein.


Please retain one fully executed original for your records and return the other fully executed original to Amgen.

    THE PARTIES EXECUTED THIS AMENDMENT AS OF THE DATES SET FORTH BELOW.

    AMGEN USA INC.                          RENAL CARE GROUP, INC.

    Signature:                              Signature:
               ------------------------                -------------------------
    Print Name:                             Print Name:
               ------------------------                -------------------------
    Print Title:                            Print Title:
               ------------------------                -------------------------
    Date:                                   Date:
               ------------------------                -------------------------








        * Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.



AGREEMENT NO. 20010240                                              Ver. 7/25/02

--------------------------------------------------------------------------------



                APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS

        1. PRICING. Throughout the first year of the Term of this Agreement (January 1, 2002 - December 31, 2002), RCG may purchase EPOGEN(R) through * at an *, which shall be equal * in effect on *. Throughout the second year of the Term of this Agreement (January 1, 2003 - December 31, 2003), RCG may purchase EPOGEN(R) through * at an *, which shall be equal * in effect on *. Amgen reserves the right to change the * at any time, which change shall * RCG during the Term of this Agreement. Resulting prices do not include *. All discounts earned in arrears during the Term of the Agreement shall be calculated based *.

        2. BASE SALES; SALES GROWTH CALCULATION. For purposes of * from the *, Amgen will * by all Affiliates listed on Appendix B of this Agreement as of the Commencement Date and, as provided for in this Section 2, all new approved Affiliates. For new approved Affiliates added through acquisition, * by such new approved Affiliates shall only be * if Dialysis Center provides adequate data to Amgen's reasonable satisfaction concerning such new approved Affiliates' purchases of EPOGEN(R) for the same time period from the previous year. Such new approved Affiliates' * shall be *. For purposes of * by all Affiliates listed on Appendix B at the beginning of CY2 and, as provided for in this
                Section 2, all new approved Affiliates. For new approved Affiliates added through acquisition, *.

        3. *. RCG may qualify for * provided it meets the * defined below and the criteria described below in this section. * is designed to improve patient outcomes by encouraging * which recommends
                *.*


          APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS (CONTINUED)

A. REQUIREMENTS: In order to qualify for *, RCG's aggregate * of EPOGEN(R) during * and * by all Affiliates as listed on Appendix B on the Commencement Date of this Agreement and those added at the beginning of * must equal or exceed * for * and * for *, of the aggregate * of EPOGEN(R) by those same Affiliates for *. *. In addition, no more than * may have * during each * of the Term. If either of these criteria is not met during any given * of the Term, RCG will not qualify for the * during that *. Failure of RCG to qualify for the * during a particular *. If at the end of * and * the * has been met, then Amgen * for that given * and appropriately * for those relevant * during the affected * in which a * was not *. However, if at the end of * and * the * has not been met for that year, * for that given *, *. *. * will be made by Amgen or RCG, as the case may be, within * after the end of * and *, *. In order to participate *, RCG and Affiliates must provide the following information for each dialysis patient to Amgen or to a data collection vendor specified by Amgen *, and * after the *:

        i) all * for each dialysis patient, the date of each test, and a consistent, unique, alpha-numeric identifier (sufficient consistently to track an individual patient without in any way disclosing the identity of the patient), along with the name, address and phone number of the particular Affiliate at which each patient received treatment (collectively the "Data"). To the extent permitted by applicable law, Amgen may utilize the Data for any purpose, and reserves the right to audit all Data. Under no circumstances should the Data include any patient identifiable information including, without limitation, name, complete social security number, address or birth date. The identity of the account submitting the Data and any association with the Data will remain confidential. The * must be derived from * taken immediately before dialysis treatment using any * testing method *, must be reported *, and must be submitted directly from the clinical laboratory in a format reasonably acceptable to Amgen. Handwritten reports are not acceptable; electronic submission of the Data is preferred, and


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.


---------------------
* *


AGREEMENT NO. 20010240                                              Ver. 7/25/02

--------------------------------------------------------------------------------

        ii) a properly executed "Certification Letter", a sample of which is attached hereto as Exhibit #1, that will be provided to RCG's corporate headquarters, unless otherwise requested, after this Agreement is executed by both parties.










          APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS (CONTINUED)

        B. CALCULATION: Assuming RCG has fulfilled all requirements as described in Section 3(a) above, RCG's * will be calculated as follows:

                The * for each dialysis patient will be based upon the average of all * gathered for each patient during * of the Term. The * of all dialysis patients with *, will be determined by dividing the total number of dialysis patients with *. * will be calculated based on RCG's overall performance in accordance with Amgen's discount calculation policies.

        C. PAYMENT: * will be calculated on a * and paid to RCG's corporate headquarters, except as otherwise provided hereunder. Payment is contingent upon receipt by Amgen of the "Certification Letter" and *. If Data is received more than * after *, the total * of EPOGEN(R) attributable to RCG during * for that *. Notwithstanding the foregoing, if Amgen receives all required Data from * of all Affiliates within the time frame referenced above for *, the total * of EPOGEN(R) attributable to RCG during *, will be included in the calculation of * for that *. However, if Amgen determines that any Affiliate is consistently not submitting the required Data, Amgen reserves the right in its sole discretion to exclude such Affiliate's * of EPOGEN(R) from the calculation * for any *. * payments will be based upon the Data received from the *, and will equal a percentage of RCG's total * of EPOGEN(R) during that * (exclusive of any * of EPOGEN(R) made by RCG or any Affiliate not meeting the Data submission requirements described above) as governed by * schedule listed below. Notwithstanding the foregoing, payment for any period during the Term that is not equivalent to a *, will be based *. If the EPOGEN(R)* or the *, then Amgen and RCG agree *. * above.

                                   * SCHEDULE

                         *

        PLEASE DIRECT YOUR ATTENTION TO THE EPOGEN(R) PACKAGE INSERT

                     *







        * Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.



AGREEMENT NO. 20010240                                              Ver. 7/25/02

--------------------------------------------------------------------------------

                                        *

     *


PLEASE DIRECT YOUR ATTENTION TO THE EPOGEN(R) PACKAGE INSERT

                                     *






        D.      VESTING: RCG's * will vest at the *.

        E. * SUBMISSION: In the event RCG adds any Affiliates still submitting Data based on * to this Agreement, such Affiliates' * of EPOGEN(R), for the * in which they were added, shall be included in the calculation of B *. Amgen will accept the *. In order for such added Affiliates' * EPOGEN(R) to be included in all subsequent * payment calculations, such Affiliate must submit *.

4. *. RCG shall be eligible to receive * if certain data elements are transmitted to Amgen *. The * will be calculated as a percentage of the
        * of EPOGEN(R) attributable to RCG during *. In order to qualify for the *, the following * must be submitted to Amgen by all Affiliates *. The * must be submitted, on a *, and *. If the * are received * within a given *, the total * of EPOGEN(R) attributable to RCG * from the calculation of the * for that *. Notwithstanding the foregoing, if Amgen receives all required * within the time frame referenced above for any *, the total * of EPOGEN(R) attributable to RCG during such *, will be * of the
        * for that *. However, if Amgen determines that any Affiliate is consistently *, Amgen and RCG will work collaboratively in resolving such inconsistencies. Amgen reserves the right, in its sole discretion, to exclude any such non-reporting Affiliate's * of EPOGEN(R) from the calculation of the * for any relevant *. The * will vest on the last day of the corresponding *, and will be paid * thereafter.









* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.


AGREEMENT NO. 20010240                                              Ver. 7/25/02

--------------------------------------------------------------------------------


          APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS (CONTINUED)

5.      *. RCG may qualify for the * as described below.

        A. CALCULATION: RCG's * will be calculated in accordance with the following formula.


                                        *





















        * Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.





AGREEMENT NO. 20010240                                              Ver. 7/25/02

--------------------------------------------------------------------------------

                                        *

























B.      VESTING: RCG's * will vest *. * and the * amount earned.

6.      *.








* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.





AGREEMENT NO. 20010240                                              Ver. 7/25/02

--------------------------------------------------------------------------------


                       APPENDIX B: LIST OF RCG AFFILIATES

                                 To be Attached

TO ENSURE YOU RECEIVE THE APPROPRIATE DISCOUNT, IT IS IMPORTANT THAT WE HAVE YOUR CURRENT LIST OF AUTHORIZED WHOLESALERS. THE FOLLOWING LIST REPRESENTS THE WHOLESALERS AMGEN CURRENTLY HAS ASSOCIATED WITH YOUR CONTRACT. PLEASE UPDATE THE LIST BY ADDING OR DELETING WHOLESALERS AS NECESSARY.

Metro Medical Supply Inc.
3332 Powell Avenue
Nashville, TN  37204

Henry Schein, Inc.
135 Duryea Road
Nelville, NY  11747

Priority HealthCare Corporation
285 West Central Parkway, Suite 1704
Altamonte Springs, FL  32714






AGREEMENT NO. 20010240                                              Ver. 7/25/02

--------------------------------------------------------------------------------


                                                                      EXHIBIT #1

                           SAMPLE CERTIFICATION LETTER

Month X, 2002

FSDC Legal Name
Street Address
City, ST  Zip

RE: EPOGEN(R) (Epoetin alfa) Agreement No. 9XXXXX

Dear ____________:

Thank you for your participation in *. In order for us to enroll you, we require that a duly authorized representative of your organization sign the certification below.

Upon receipt of this executed document, we will calculate the value of your *. If we do not receive the executed certification, we cannot provide you with this
*.

If you have any questions regarding this letter please contact me at *. Thank you for your assistance in returning this certification.

Sincerely,


*


CERTIFICATION:

On behalf of FSDC Legal Name and all eligible Affiliates participating in * under Agreement No. XXXXXX, the undersigned hereby certifies that the * required to be submitted (herein referred to as *), for each eligible Affiliate during the term of this Agreement includes the required * from all dialysis patients from each such Affiliate,*. The party executing this document also represents and warrants that it (i) has no reason to believe that the submitted * is incorrect, and (ii) is authorized to make this certification on behalf of all eligible Affiliates submitting *.

FSDC LEGAL NAME

Signature:        _____________________________
Print Name:       _____________________________
Print Title:      _____________________________
Date:             _____________________________

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.




AGREEMENT NO. 20010240                                              Ver. 7/25/02